Prospectus supplement dated August 6, 2021
to the following prospectus(es):
The BB&T Future Annuity prospectus dated May 1, 2021
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
1.	At a meeting held on June 16, 2021 of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust (the "Trust"), the Board approved the following actions:
•	The Board approved a new subadvisory agreement with Newton Investment Management North America, LLC ("Newton US") for the Nationwide Mellon Dynamic U.S. Core Fund: Class I (the "Fund"). The Board approved this agreement because BNY Mellon Investment Management, the parent investment management organization of Mellon Investments Corporation ("Mellon"), the subadviser of the Fund, intends to restructure the investment advisory business of Mellon by transferring Mellon’s portfolio management personnel to Newton US (the "Transaction"). Upon closing of the Transaction, the Trust’s subadvisory agreement with Mellon, with respect to the Fund, will terminate and the new subadvisory agreement with Newton US will become effective and the Fund is renamed the "NVIT BNY Mellon Dynamic U.S. Core Fund: Class I". All references to the Fund’s former name in the Prospectus are replaced accordingly.
The changes are anticipated to take effect on or about August 31, 2021.
2.	On December 2, 2020, Waddell & Reed Financial, Inc. (WDR), the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds Complex (the Ivy Funds), and Macquarie Management Holdings, Inc., the U.S. holding company for Macquarie Group Limited’s U.S. asset management business (Macquarie), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of WDR (the "Transaction"). The Transaction closed on April 30, 2021.
•	Effective on or about July 1, 2021, the following affiliated sub-advisors are added to each Fund as follows:

FUND NAME	AFFILIATED SUB-ADVISOR
Ivy Variable Insurance Portfolios - Delaware Ivy High Income: Class II	Macquarie Investment Management Europe Limited Macquarie Investment Management Global Limited Macquarie Investment Management Austria Kapitalanlage AG
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